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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2003
                               (October 27, 2003)


                        State Auto Financial Corporation
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             (Exact name of registrant as specified in its charter)


                                      Ohio
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                 (State or other jurisdiction of incorporation)

                  0-19289                             31-1324304
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        (Commission File Number)           (IRS Employer Identification No.)

                518 East Broad Street, Columbus, Ohio 43215-3976
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          (Address of principal executive offices)          (zip code)

        Registrant's telephone number, including area code (614) 464-5000
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 12: Results of Operations and Financial Condition

          On October 27, 2003, the Registrant issued a press release disclosing the Registrant's results of operations for the three-month and nine-month periods ended September 30, 2003 (the "Release"). The full text of the Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

          The Release included a non-GAAP financial measure, net operational earnings per share. Net operational earnings per share is equal to GAAP net earnings per share other than that net operational earnings excludes realized capital gains and losses, net of applicable taxes, on investment activity for the period being reported. As disclosed in the Release, for the three-month periods ended September 30, 2003 and September 30, 2002, GAAP net earnings were $0.38 per diluted share and $0.15 per diluted share, respectively, while net operational earnings were $0.36 per diluted share and $0.14 per diluted share for these same respective periods. For the three-month periods ended September 30, 2003 and September 30, 2002, the difference between GAAP net earnings per share and net operational earnings per share was $0.02 and $0.01, respectively, of realized capital gains. For the nine-month periods ended September 30, 2003 and September 30, 2002, GAAP net earnings were $1.12 per diluted share and $0.44 per diluted share, respectively, while net operational earnings were $0.97 per diluted share and $0.43 per diluted share for these same respective periods. For the nine-month periods ended September 30, 2003 and September 30, 2002, the difference between GAAP net earnings per share and net operational earnings per share was $0.15 and $0.01, respectively, of realized capital gains.

          Management uses net operational earnings because it believes this calculation better indicates the Company's operational performance than GAAP net earnings because net operational earnings exclude sometimes volatile realized capital gains/losses that are usually one time events. Net operational earnings provide a more stable platform on which to predict future earnings of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      State Auto Financial Corporation


Date: October 28, 2003                By: /s/ Robert H. Moone
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                                              Robert H. Moone, Chairman and
                                              Chief Executive Officer







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                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibit
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   99.1         Press release issued by State Auto Financial Corporation on
                October 27, 2003.